_____________________________________________________________________

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                              September 25, 1996


                   Option One/CTS Mortgage Loan Trust 1996-1
            (Exact name of registrant as specified in its charter)


                                                            13-3881133 and
        New York               33-96410                     13-3881130
(State or Other Jurisdiction  (Commission                 (I.R.S. Employer
   of Incorporation)          File Number)                Identification No.)


c/o Chemical Bank
Structured Finance Services
450 West 33rd Street
New York, New York
                                                             10001-2697
(Address of Principal)                                       (Zip Code)

Registrant's telephone number, including area code (212) 946-3185

                                  No Change
         (Former name or former address, if changed since last report)

__________________________________________________________________________
Note: Please see page 5 for Exhibit Index                        Page 1


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Item 5.OTHER EVENTS.

     On September 25, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of August, 1996 dated September 25, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of August, 1996 was $85,591.05.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

          19.  Trustee's Monthly Servicing Report for the month of August,
               1996.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    By:  CONTISECURITIES ASSET FUNDING CORP.,
                         As Depositor


                         By:   /s/    Jerome M. Perelson
                                  Name:  Jerome M. Perelson
                                  Title: Vice President

                         By:   /s/    Susan E. O'Donovan
                                  Name:  Susan E. O'Donovan
                                  Title: Vice President




Dated:  October 10, 1996

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                               EXHIBIT INDEX



Exhibit No. Description

19.  Trustee's Monthly Servicing Report for the Month of August, 1996.